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GreenPoint Manufactured Housing Contract Trust
Pass Through Certificates
Series 2000-2
Investor Number 52000032

Determination Date:         16-Aug-00
Remittance Date A-1         21-Aug-00
Remittance Date A-2         03-Sep-00
Month End Date:             31-Jul-00
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
     (a)      Class A-1 Distribution Amount                                                               1,924,625.05
     (b)      Class A-1 Distribution Principal                                                            1,039,227.32
                          Scheduled Payments of Principal                                   196,877.12
                          Partial Prepayments                                                54,874.03
                          Scheduled Principal Balance Principal Prepayment in Full          613,528.42
                          Scheduled Principal Balance Liquidated Contracts                  173,947.75
                          Scheduled Principal Balance Repurchases                                 0.00
                          Prevous Undistributed Shortfalls                                        0.00
     (c)      Class A-1 Interest Distribution                                                               885,397.73
              Class A-1 Interest Shortfall                                                                        0.00
     (d)      Class A-1 Remaining Certificate Balance                                                   143,738,744.83

     (e)      Class A-2 Distribution Amount                                                                 570,055.56
     (f)      Class A-2 Distribution Principal                                                                    0.00
                          Scheduled Payments of Principal                                         0.00
                          Partial Prepayments                                                     0.00
                          Scheduled Principal Balance Principal Prepayment in Full                0.00
                          Scheduled Principal Balance Liquidated Contracts                        0.00
                          Scheduled Principal Balance Repurchases                                 0.00
     (g)      Class A-2 Interest Distribution                                                               570,055.56
              Class A-2 Interest Shortfall                                                                        0.00
     (h)      Class A-2 Remaining Certificate Balance                                                   100,000,000.00

     (i)      Class A-1 Pass Through Rate                                                                    6.880000%
              Class A-2 Pass Through Rate                                                                    6.620000%
              Class A-2 Holdover Amount                                                                           0.00

     (j)      Senior Monthly Servicing Fee                                                                  203,981.64
              Subordinated Monthly Servicing Fee                                                                  0.00
              Subordinated Monthly Servicing Fees remaining unapid                                                0.00
              Section 7.05 Legal Fees                                                                             0.00

     (k)      Servicing Fees Subordination Event                                                    NO

     (l)      Servicer Termination Event                                                            NO

     (m)      Delinquency                                                               # of Contracts   Prin. Balance
                                                                                        --------------   -------------
                          a)  Loans 31 to 59 days delinquent                                       124    5,581,613.76
                          b)  Loans 60 to 89 days delinquent                                        33    1,385,399.04
                          c)  Loans delinquent 90 or more days                                      26    1,113,603.59
                                                                                        --------------   -------------
                                                                                                   183    8,080,616.39
                                                                                        ==============   =============

     (n)      Repurchased Contracts
                                                                                                           Repurchase
                                                                                               Number           Price
                                                                                       --------------   -------------
                           Repurchased Contracts
                           (see attached schedule)             Total Repurchases                     0            0.00
                                                                                       ===============  ==============
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


     (o)      Repossessions or Foreclosures                                                     Number  Actual Balance
                                                                                                ------  --------------
                                                               BOP Repossessions                    28   $1,030,365.96
                                                   Plus Repossessions this Month                    37    1,418,672.76
                                                               Less Liquidations                   (6)   ($174,505.76)
                                                                                                ------  --------------
                                                               EOP Repossessions                    59   $2,274,532.96
                                                                                                ======  ==============

     (p)      Enhancement Payment                                                                                 0.00

     (q)      Monthly Advance                                                                                     0.00
     (r)      Outstanding Amount Advanced                                                                         0.00

     (r)      Deposit to Special Account                                                                          0.00

     (s)      Amount Distributed to Class R Certificateholders                                               81,808.26

     (t)      Previous Period Net Weighted Average Contract Rate                                                 9.63%
              Current Period Net Weighted Average Contract Rate                                                  9.63%

     (u)      Number of Manufactured Homes currently held due to repossession                                       59
              Principal balance of Manufactured Homes currently held                                      2,274,532.96

     (v)      Pool Principal Balance Percentage                                                             97.457970%

     (w)      Aggregate Deficiency Amounts                                                                    1,000.00
              Servicer Deficiency Amounts received                                                              350.00

     (x)      Additional Items

     (y)      Class A-1 Net Funds Carryover Amount                                                                0.00
              Class A-2 Net Funds Carryover Amount                                                                0.00

     (z)      Deposit into the Certificate Account from the 2000-1 Reserve Account                                0.00
              Class A-2 Net Funds Carryover Amount                                                                0.00

    (aa)      Cumulative Realized Losses                                                                    129,607.57
              Current Realized Loss Ratio                                                                       0.292%

    (bb)      Draw Amount under the LOC                                                                           0.00
              Undrawn LOC Amount                                                                         51,158,596.18
              Letter of Credit Amount                                                                    51,158,596.18
              Amounts due LOC Provider for reimbursement of previous draws                                        0.00
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